UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2018

Illumina, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

(858) 202-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Illumina, Inc.’s 2018 annual meeting of stockholders (the “Annual Meeting”) was held on May 23, 2018, at which the company’s stockholders voted upon the following proposals:

1.	The election of Jay T. Flatley, John W. Thompson, and Gary S. Guthart to our Board of Directors to hold office for three years until the annual meeting of stockholders in the year 2021. This proposal was approved.

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2018. This proposal was approved.

3.	On an advisory basis, approval of the compensation paid to the Company’s “named executive officers” as disclosed in the Company’s Proxy Statement for the Annual Meeting. This proposal was approved.

4.	On an advisory basis, approval of a stockholder proposal to elect each director annually. This proposal was approved.

According to the inspector of election, stockholders present in person or by proxy representing 134,407,248 shares of the Company’s common stock voted on the proposals presented as follows:

Proposal 1	Votes regarding the election of three director nominees were:

	For	Against	Abstain	Broker Non-Votes
Jay T. Flatley	118,006,714	6,590,391	97,456	9,712,687
John W. Thompson	123,603,464	990,330	100,767	9,712,687
Gary S. Guthart	124,327,096	266,846	100,619	9,712,687

Proposal 2	Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2018, were:

For	Against	Abstain	Broker Non-Votes
132,329,953	1,715,086	362,209	—

Proposal 3	Votes regarding the approval, on an advisory basis, of the compensation paid to the Company’s “named executive officers” as disclosed in the Company’s Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
121,277,362	3,103,229	313,970	9,712,687

Proposal 4	Votes regarding the approval, on an advisory basis, of a stockholder proposal to elect each director annually

For	Against	Abstain	Broker Non-Votes
105,458,531	18,862,414	373,616	9,712,687

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.

Date: May 24, 2018	By:	/s/ CHARLES E. DADSWELL
Charles E. Dadswell
Senior Vice President, General Counsel and Secretary